UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-03896

FPA U.S. VALUE FUND, INC.
(Exact name of registrant as specified in charter)

11601 WILSHIRE BLVD., STE. 1200 LOS ANGELES, CALIFORNIA		90025
(Address of principal executive offices)		(Zip code)

(Name and address of agent for service)		Copy to:

J. RICHARD ATWOOD, PRESIDENT FPA U.S. VALUE FUND, INC. 11601 WILSHIRE BLVD., STE. 1200 LOS ANGELES, CALIFORNIA 90025		MARK D. PERLOW, ESQ. DECHERT LLP ONE BUSH STREET, STE. 1600 SAN FRANCISCO, CA 94104

Registrant’s telephone number, including area code:		(310) 473-0225

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2019

Item 1:  Report to Shareholders.

Distributor:

UMB DISTRIBUTION SERVICES, LLC

235 West Galena Street
Milwaukee, Wisconsin 53212

Semi-Annual Report

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, we intend to no longer mail paper copies of the Fund's shareholder reports, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the FPA Funds website (fpa.com/funds), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you prefer to receive shareholder reports and other communications electronically, you may update your mailing preferences with your financial intermediary, or enroll in e-delivery at fpa.com (for accounts held directly with the Fund).

You may elect to continue to receive paper copies of all future reports free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you may inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting us at (800) 638-3060. Your election to receive reports in paper will apply to all funds held with the FPA Funds or through your financial intermediary.

June 30, 2019

FPA U.S. Value Fund, Inc.

FPA U.S. VALUE FUND, INC.
LETTER TO SHAREHOLDERS

Introduction

In the second quarter, the FPA U.S. Value Fund, Inc.'s ("Fund") performance was 4.97%. It outperformed the total return of the S&P 500 Index ("Index" or "S&P 500") by 0.67%.1 For the most part, security selection and position weightings helped deliver this outperformance in Q2. With the exception of our largest investment, Alphabet (NASDAQ: GOOG), a majority of the biggest contributors to the Fund's returns were among our largest investments.

The Fund's outperformance in the second quarter and for the first half of the year speaks to two important aspects of the portfolio — its construction and its composition. These two factors helped the portfolio withstand substantial underperformance by Alphabet. The company's shares, which had an average weighting in the Fund of 8.5% during the quarter, lagged the S&P 500 total return by 12.2%.

As a reminder, how the portfolio is constructed in 2019 is very different from how it was constructed over the first few years the Fund was managed with its current investment strategy.2 We moved from a Fund that was highly concentrated in certain industries and in the number of positions to one with more diversification. The world is ever-changing, with technology driving new businesses and disrupting existing ones. We believe it is therefore imperative to have enough diversification and flexibility to handle the inevitable and often unpredictable disappointments. Additionally, technology is responsible for the vast majority of growth in our global economy. To place the Fund in a good position to deliver positive performance, we seek to invest in the industries and the best companies within them (at attractive valuations) that we believe will have sustainable, above average, organic growth — and we must eschew those that in our view do not.

The second quarter was quite an eventful one. By the end of April, the Index was up 4.05%. By the end of May the Index had declined by 6.35%. By June 3, at its nadir, the Index was down 2.83% for the quarter. At the time, we felt that valuations of various equities were becoming more attractive and the Fund had greater equity exposure than where it began and finished the quarter. In fact, I personally bought more Fund shares around this time. I thought I would have more opportunities to add to my Fund holdings at lower prices in the coming weeks, but I was wrong. From the quarterly bottom on June 3, the Index increased 7.34%.

At the end of the second quarter, the valuations of several of the Fund's investments were less attractive than they were at the beginning of the second quarter. Our cash and equivalents position ended the quarter at 5.2%. During the quarter we sold out-of-the-money covered call options3 on 12.6% of the portfolio to bring the total to 13.4% at the end of the second quarter. The premiums collected at the end of the second quarter total approximately 0.7% of the portfolio, which are reflected in cash and equivalents. This is not a bearish stance. In general, we believe the fundamentals of the Fund's holdings remain healthy. However, some securities in the portfolio are no longer as undervalued as they once were. Thus, we completely sold positions, reduced some, and/or wrote covered calls against others to have a little more dry powder and downside protection. Additionally, we believe some of the Fund's largest investments remain among the most undervalued in our portfolio.

1  Source: Morningstar. Comparison to the S&P 500 Index is being used as a representation of the "market" and is for illustrative purposes only. The Fund does not include outperformance of any index or benchmark in its investment objectives. Past performance is no guarantee, nor is it indicative, of future results.

2  On September 1, 2015, the Fund changed its name to FPA U.S. Value Fund, Inc., and the current portfolio manager assumed management of the Fund on that date. Contemporaneous with this change, the Fund transitioned to its current investment strategy.

3  A covered call option is a financial market transaction in which the seller of the call option owns the corresponding amount of the underlying instrument, such as shares of a stock or other securities. Out-of-the-money refers to the fact that the strike price of the call option is higher than the market price of the underlying asset.

FPA U.S. VALUE FUND, INC.
LETTER TO SHAREHOLDERS

(Continued)

Portfolio Commentary

Compared to the broader market, we believe the Fund is of higher quality4 and has greater potential for earnings growth.

	FPA U.S. Value Fund*		S&P 500
Large Capitalization Holdings % of Portfolio	88.7%		97.9%
Top 5 Holdings % of Portfolio	32.4%		16.5%
Top 10 Holdings % of Portfolio	49.7%		21.6%
Foreign Securities % of Portfolio	10.3%		0.0%
12-Month Forward P/E5	21.2	x	17.9	x
Price/Book[6]	4.8	x	3.4	x
Return on Equity[7]	27.6%		23.8%
EPS[8] Growth Historical (2-year, $-weighted median)	29.1%		19.2%
EPS Growth Forecast (2-year, median)	19.2%		12.7%
Revenue Growth Historical (2-year, $-weighted median)	16.8%		11.5%
Revenue Growth Forecast (2-year, median)	11.6%		6.6%
Debt/Equity[9]	1.3	x	1.4	x
Median Market Capitalization[10] (billions)	$114.1		$22.6
Weighted Average Market Cap (billions)	$390.2		$244.9

Source: FPA, Mellon, Capital IQ. Data as of June 30, 2019. * Excludes undisclosed holdings.

As of June 30, 2019, the Fund was invested in 60 companies (52 of which are disclosed), including 50 that are in the S&P 500. That leaves 450 other Index positions that are not held by the Fund. Moreover, since the 50 positions in common made up approximately 38% of the S&P 500's weighting, approximately 62% of the Fund is different relative to the Index. At the same time, a majority of those 50 positions were overweight in the Fund relative to the Index. The Fund's remaining 10 investments were predominantly large-cap foreign companies and mid-cap U.S. companies. Combined, these 10 companies made up 16.2% of the portfolio. The Fund continues to have a high active share11 compared to the S&P 500.

In terms of geography, 85.2% of the portfolio was in U.S. companies, while 10.3% was in foreign equities. By market capitalization, 88.7% of the disclosed portfolio was invested in large-cap companies, with nearly 54% of the Fund's invested in mega-caps — companies with market values above $200 billion. The Fund's weighted average market cap was approximately $390 billion, while the Fund's median market cap was approximately $114 billion.

4  The portfolio manager believes a high quality company is one that has been able to generate a return on capital in excess of its cost of capital for sustained periods of time.

5  P/E (Price-to-Earnings Ratio) is a ratio used to value a company by measuring its current share price relative to its per-share earnings.

6  Price/Book ratio is the current closing price of the stock by the latest quarter's book value per share.

7  Return on Equity is the amount of profit computed by dividing net income before taxes less preferred dividends by the value of stockholders' equity.

8  EPS, or Earnings per Share, is the portion of a company's profit allocated to each share of common stock.

9  Debt/Equity (D/E) Ratio is calculated by dividing a company's total liabilities by its shareholder equity. These numbers are available on the balance sheet of a company's financial statements. The ratio is used to evaluate a company's financial leverage.

10  Market Cap, short for market capitalization, refers to the total dollar market value of a company's outstanding shares.

11  Active share is a measure of the Fund's holdings that differ from the holdings in the Fund's illustrative benchmark index. The Fund's Active Share as of June 30, 2019 was 64.2%.

FPA U.S. VALUE FUND, INC.
LETTER TO SHAREHOLDERS

(Continued)

Regarding portfolio concentration, the Fund's top five positions made up 32.4% of the Fund compared to approximately 16.5% for the S&P 500. The Fund's top 10 disclosed positions made up 49.7% of the Fund versus 21.6% for the Index. Over time, our goal is to reduce the weighting of some of the Fund's largest positions and to increase some of the Fund's smallest ones as our conviction grows.

From an industry exposure standpoint, the Fund had disclosed investments in six of the 11 sectors in the S&P 500. Combined, those six sectors made up approximately 78.5% of the S&P 500 and 90.7% of the Fund's disclosed portfolio. Relative to the S&P 500, the portfolio is overweight communication services, consumer discretionary and industrials, roughly in-line with information technology and financials, and underweight healthcare. At the end of the quarter, the Fund did not have any disclosed investments in consumer staples, energy, utilities, real estate and materials. Collectively, those five sectors made up 21.5% of the S&P 500.

Sector	FPA U.S. Value Fund	S&P 500
Information Technology	23.6%	21.5%
Communication Services	21.2%	10.2%
Consumer Discretionary	14.9%	10.2%
Industrials	14.9%	9.4%
Financials	11.0%	13.1%
Health Care	5.1%	14.2%
Consumer Staples	0.0%	7.3%
Energy	0.0%	5.0%
Utilities	0.0%	3.3%
Real Estate	0.0%	3.1%
Materials	0.0%	2.8%
Total	90.7%	100.0%
Other	4.8%
Call options	-0.7%
Cash and equivalents (net of liabilities)	5.2%

Source: FPA, Mellon. Data as of June 30, 2019. Figures may not add up to 100% due to rounding. Sector classification scheme reflects GICS (Global Industry Classification Standard). Portfolio composition will change due to ongoing management of the Fund. Comparison to an index is for illustrative purposes only. The Fund does not include outperformance of any index or benchmark in its investment objectives. Please refer to the end of this commentary for important disclosures.

FPA U.S. VALUE FUND, INC.
LETTER TO SHAREHOLDERS

(Continued)

Q2 2019 Winners and Losers12

Winners	Performance Contribution	Losers	Performance Contribution
Facebook	0.99%	Alphabet	-0.71%
Microsoft	0.81%	Anthem	-0.33%
Visa	0.53%	United Healthcare	-0.17%
Airbus SE	0.41%	FedEx	-0.12%
Amazon.com	0.37%	Undisclosed	-0.10%

One of the Fund's largest detractors to performance was Alphabet (NASDAQ: GOOG), which declined nearly 8% in the second quarter. Year-to-date through June 30, 2019, GOOG was up approximately 4.4% compared to the Index of over 18.5%. Given its respective price and earnings increases, we believe GOOG has become more attractive on an absolute and relative basis compared to the S&P 500. In the first quarter, GOOG delivered 19% constant currency13 revenue growth and an 11.5% increase in GOOG's operating income. The magnitude of the company's growth slowdown in revenue and operating income was disappointing relative to the market's expectations, but we believe it still amounted to impressive growth for a company with $142 billion in annual revenue for 2018. GOOG continues to reinvest in existing and relatively immature businesses that are not yet profitable. We believe that some of these immature businesses — such as Waymo, one of the leaders in driverless technology — could be valuable in the future. The company's R&D spending increased nearly 20% in the first quarter. Consensus estimates call for GOOG to grow its revenue by over 15% per annum with EPS growing in the low to mid-teens. We believe this growth will be driven by the increasing global use of search and consumption of digital video on smartphones which both Google and YouTube are positioned to monetize through selling increasingly targeted ads. Excluding its large net cash position and losses from its Other Bets14 businesses, GOOG trades at a P/E multiple of approximately 15x2020 estimated earnings. Meanwhile analysts' consensus expectations for the S&P 500's 2020 revenue growth is in the mid-single-digits and EPS growth in the low double-digits. The S&P 500 currently trades at approximately 16x 2020 estimated earnings.

Another reason GOOG's stock price performed so poorly in the second quarter was the negative headline news that the Department of Justice (DOJ) was looking into some of the business practices of Alphabet and Apple and that the Federal Trade Commission would look into certain business practices of Amazon and Facebook. We have read about which business practices could be under investigation and what the potential remedies might be.

12  Reflects top contributors and top detractors to the Fund's performance based on contribution-to-return. Contribution is presented gross of investment management fees, transactions costs, and Fund operating expenses, which if included, would reduce the returns presented. This is not a recommendation for a specific security and these securities may not be in the Fund at the time you receive this report. The information provided does not reflect all positions purchased, sold or recommended by FPA during the quarter. A copy of the methodology used and a list of every holding's contribution to the overall Fund's performance during the quarter is available by contacting FPA at crm©fpa.com. The portfolio holdings as of the most recent quarter-end may be obtained at www.fpa.com. Past performance is no guarantee, nor is it indicative, of future results. Please see Important Disclosures at the end of this commentary. For a full list of holdings and weights by percentage of total assets please view the holdings report at the end of this letter.

13  Constant currency is an exchange rate used to eliminate the effect of fluctuations when calculating financial performance numbers for publication in financial statements.

14  Source: Q1 2019 Alphabet financial highlights press release, April 29, 2019. Google Other Bets comprise a list of eight companies that span from life science to self-driving companies: Access, Calico, CapitalG, GV, Nest, Verily, Waymo, and X.

FPA U.S. VALUE FUND, INC.
LETTER TO SHAREHOLDERS

(Continued)

At the end of the day, we try to think about worst-case scenarios. In the case of Alphabet, we think that would likely involve fines and a separation of its core Google Internet search operations from its YouTube and Android (including the Google Play store) businesses. Ironically, we believe the sum-of-the-parts as separately traded companies may be worth more than the current combined enterprise. We acknowledge it would not be simple or easy to separate these businesses given how intertwined they are. However, since YouTube is the most watched video service, Android has more than 50% of the market for smartphone operating systems and Google Play Store is the second-largest mobile application distributor in the world,15 we think each would be very valuable as standalone companies.

Although its business model is different from Netflix (NASDAQ: NFLX),16 we think YouTube may command a similar premium valuation because of its dominance in ad-supported digital video and expectations for continued growth. Android is currently free to smartphone manufacturers in return for making Google the default search engine in their phone's web browser (boosting Google's ad revenue). In the event of a spin-off, Android would likely have to change its business model to one that charges for its operating system. We think GOOG could benefit from that scenario because we believe most people would proactively use Google for search even if it was no longer the default setting on their smartphone's web browser. Thus, we believe that whatever Google might lose in search market share would be more than offset by charging smartphone manufacturers for the Android operating system. Taking this logic one step further, if consumers stick with Google search after the default advantage disappears, Google might rethink how much it pays smartphone manufacturers like Apple (NASDAQ: AAPL)15 in traffic acquisition costs (TAC) to be the default search engine in the Safari web browser. In fact, in Q1'19, Google's TAC as a percentage of Google advertising revenue declined in the first quarter to 22.3%, down from 23.6% a year earlier.17

One of the Fund's largest contributors to performance in the second quarter was Facebook (NASDAQ: FB), just as it was in the first quarter. We have discussed our investment in FB in prior commentaries, including last quarter, so we will refer you to those for a more detailed understanding of our investment thesis.

It appears the market is finally beginning to return its focus to FB's fundamentals. We continue to believe FB has a long runway for growth, and we are excited to see the company develop add-on businesses that can be offered to the dedicated billion-plus users of its Facebook, Instagram, WhatsApp and Messenger platforms.

One of the more promising recent product launches from FB is Checkout with Instagram, which allows a user to click on the picture of an advertised item and go directly to the seller's site to purchase it. Instagram receives a fee for completed transactions. Sellers also benefit, since the click-to-buy approach is likely more profitable than traditional sales through wholesalers or owned and operated stores. Adidas18 and a number of other companies have been participating in a trial of the service. In its first quarter conference call, Adidas said its direct-to-consumer business grew 40% in the quarter and cited Instagram Checkout as "probably the second most relevant" factor behind its growth.19 We believe this could be a huge avenue of growth for FB for years to come.

15  Source: Consumer Intelligence Research Partners, July 24, 2018.

16  References to individual securities are for informational purposes only and should not be construed as recommendations by the Fund, the portfolio manager, FPA, or the distributor. It should not be assumed that future investments will be profitable or will equal the performance of the security examples discussed.

17  Source: Q1 2019 Alphabet financial highlights press release, April 29, 2019.

18  Adidas is not a current Fund holding. References to individual securities are for informational purposes only and should not be construed as recommendations by the Fund, the portfolio manager, the Adviser, or the distributor. It should not be assumed that future investments will be profitable or will equal the performance of the security examples discussed.

19  Adidas Q1 2019 quarterly conference call. May 3, 2019

FPA U.S. VALUE FUND, INC.
LETTER TO SHAREHOLDERS

(Continued)

Most recently, FB announced its intention to launch its own blockchain digital currency, Libra, sometime in 2020. As proposed, currency and transactions would be managed and entrusted to the Libra Association, a membership organization founded by Facebook subsidiary, Calibra, and 27 other participants including venture capital firms and nonprofits, as well as companies that specialize in payment, technology, telecommunications, and the online marketplace. Traditional payments companies Visa and PayPal are members, which likely means Libra will try to act more like traditional currencies and payments as opposed to a cryptocurrency such as Bitcoin, which is not widely accepted for payments.

The plan is for the Libra token to be backed by financial assets including a basket of currencies and US Treasury securities, in an attempt to minimize volatility. FB has announced that initially, each partner will contribute US$10 million, so Libra would have full asset backing on the day it opens.

Libra will not rely on cryptocurrency mining. Only members of the Libra Association will be able to process transactions via the permissioned blockchain. In 2020, FB plans to release a digital wallet called Calibra, as a standalone application through Messenger and WhatsApp.

Based on what we have read and heard from Mark Zuckerberg about Libra, FB aims to attract users in emerging markets outside China who have little or no access to traditional banking. FB sees an opportunity to offer millions, if not billions, of people a lower cost, more efficient way to make payments and transfer money. What this will translate to in terms of revenue and earnings remains to be seen, but it's another example of FB's ability to find unmet needs and think creatively about how to offer new services to its large user base.

Closing

We are optimistic that the Fund will generate good absolute and relative returns compared to the S&P 500 going forward. To that end, we further increased our alignment with fellow shareholders by making opportunistic purchases of Fund shares with our personal capital during the second quarter — taking advantage of what we believe to be attractive prices for a reasonably diversified portfolio of high-quality companies.

We look forward to delivering value for our shareholders over the coming years. Thank you for your confidence and continued support.

Respectfully submitted,

Gregory R. Nathan
Portfolio Manager

July 2019

FPA U.S. VALUE FUND, INC.
LETTER TO SHAREHOLDERS

(Continued)

The discussions of Fund investments represent the views of the Fund's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities. While the Fund's managers believe that the Fund's holdings are value stocks, there can be no assurance that others will consider them as such. Further, investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on our current expectations, they are considered "forward-looking statements" which may or may not prove to be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

FPA U.S. VALUE FUND, INC.
PORTFOLIO SUMMARY

June 30, 2019 (Unaudited)

Common Stocks		93.5%
Internet Media	16.5%
Consumer Finance	10.5%
Aircraft & Parts	9.3%
Infrastructure Software	6.4%
E-Commerce Discretionary	6.1%
Diversified Banks	5.8%
Communications Equipment	4.8%
Private Equity	3.4%
Entertainment Content	2.7%
Application Software	2.5%
Defense Primes	1.9%
Managed Care	1.9%
Home Products Stores	1.7%
Entertainment Facilities	1.6%
Cable & Satellite	1.6%
Rail Freight	1.3%
Cruise Lines	1.2%
Medical Devices	1.2%
Internet Based Services	1.1%
Life Science Equipment	1.0%
Commercial & Residential Building Equipment & Systems	1.0%
Courier Services	0.8%
Institutional Brokerage	0.8%
Apparel, Footwear & Accessory Design	0.7%
Electrical Components	0.6%
Health Care Services	0.6%
Hotels, Restaurants & Leisure	0.5%
Information Technology Services	0.5%
Managed Health Care	0.4%
Industrials	0.4%
Other Common Stocks	4.7%
Closed End Fund		2.0%
Bonds & Debentures		4.4%
Short-term Investments		0.8%
Other Assets And Liabilities, Net		(0.7)%
Net Assets		100.0%

FPA U.S. VALUE FUND, INC.
PORTFOLIO OF INVESTMENTS

June 30, 2019
(Unaudited)

COMMON STOCKS	Shares	Fair Value
INTERNET MEDIA — 16.5%
Alibaba Group Holding Ltd. (ADR) (China)(a)	6,100	$1,033,645
Alphabet, Inc. (Class C)(a)	5,050	5,458,595
Facebook, Inc. (Class A)(a)	25,155	4,854,915
		$11,347,155
CONSUMER FINANCE — 10.5%
American Express Co.	5,700	$703,608
Mastercard, Inc. (Class A)	7,950	2,103,013
PayPal Holdings, Inc.(a)	8,300	950,018
Visa, Inc. (A Shares)	19,900	3,453,645
		$7,210,284
AIRCRAFT & PARTS — 9.3%
Airbus SE (France)	24,250	$3,438,011
Boeing Co. (The)	6,365	2,316,924
United Technologies Corp.	5,050	657,510
		$6,412,445
INFRASTRUCTURE SOFTWARE — 6.4%
Microsoft Corp.	32,870	$4,403,265
E-COMMERCE DISCRETIONARY — 6.1%
Amazon.com, Inc.(a)	2,217	$4,198,178
DIVERSIFIED BANKS — 5.8%
Bank of America Corp.	49,800	$1,444,200
Citigroup, Inc.	15,900	1,113,477
JPMorgan Chase & Co.	12,750	1,425,450
		$3,983,127
COMMUNICATIONS EQUIPMENT — 4.8%
Apple, Inc.	13,300	$2,632,336
Cisco Systems, Inc.	12,150	664,969
		$3,297,305
PRIVATE EQUITY — 3.4%
Blackstone Group LP (The)	19,700	$875,074
KKR & Co., Inc. (Class A)	57,350	1,449,234
		$2,324,308
ENTERTAINMENT CONTENT — 2.7%
Netflix, Inc.(a)	1,928	$708,193
Walt Disney Co. (The)	8,092	1,129,967
		$1,838,160

FPA U.S. VALUE FUND, INC.
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019
(Unaudited)

COMMON STOCKS — Continued	Shares	Fair Value
APPLICATION SOFTWARE — 2.5%
Activision Blizzard, Inc.	7,850	$370,520
Adobe, Inc.(a)	2,800	825,020
Salesforce.com, Inc.(a)	3,400	515,882
		$1,711,422
DEFENSE PRIMES — 1.9%
General Dynamics Corp.	1,000	$181,820
Lockheed Martin Corp.	1,725	627,106
Northrop Grumman Corp.	1,600	516,976
		$1,325,902
MANAGED CARE — 1.9%
Anthem, Inc.	1,200	$338,652
UnitedHealth Group, Inc.	3,950	963,840
		$1,302,492
HOME PRODUCTS STORES — 1.7%
Home Depot, Inc. (The)	3,150	$655,105
Lowe's Cos., Inc.	5,250	529,778
		$1,184,883
ENTERTAINMENT FACILITIES — 1.6%
Madison Square Garden Co. (The) (Class A)(a)	4,025	$1,126,759
CABLE & SATELLITE — 1.6%
Comcast Corp. (Class A)	26,500	$1,120,420
RAIL FREIGHT — 1.3%
Union Pacific Corp.	5,500	$930,105
CRUISE LINES — 1.2%
Norwegian Cruise Line Holdings, Ltd.(a)	8,100	$434,403
Royal Caribbean Cruises Ltd.	3,150	381,812
		$816,215
MEDICAL DEVICES — 1.2%
Abbott Laboratories	4,850	$407,885
Medtronic plc (Ireland)	3,950	384,691
		$792,576
INTERNET BASED SERVICES — 1.1%
Booking Holdings, Inc.(a)	420	$787,378

FPA U.S. VALUE FUND, INC.
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019
(Unaudited)

COMMON STOCKS — Continued	Shares	Fair Value
LIFE SCIENCE EQUIPMENT — 1.0%
Thermo Fisher Scientific, Inc.	2,350	$690,148
COMMERCIAL & RESIDENTIAL BUILDING EQUIPMENT & SYSTEMS — 1.0%
Honeywell International, Inc.	2,000	$349,180
Ingersoll-Rand plc	2,600	329,342
		$678,522
COURIER SERVICES — 0.8%
United Parcel Service, Inc. (Class B)	5,650	$583,476
INSTITUTIONAL BROKERAGE — 0.8%
Morgan Stanley	12,550	$549,816
APPAREL, FOOTWEAR & ACCESSORY DESIGN — 0.7%
LVMH Moet Hennessy Louis Vuitton SE (France)	1,100	$468,178
ELECTRICAL COMPONENTS — 0.6%
TE Connectivity, Ltd. (Switzerland)	4,200	$402,276
HEALTH CARE SERVICES — 0.6%
IQVIA Holdings, Inc.(a)	2,400	$386,160
HOTELS, RESTAURANTS & LEISURE — 0.5%
Marriott International, Inc. (Class A)	2,700	$378,783
INFORMATION TECHNOLOGY SERVICES — 0.5%
Accenture plc (Class A) (Ireland)	2,000	$369,540
MANAGED HEALTH CARE — 0.4%
Humana, Inc.	1,075	$285,198
INDUSTRIALS — 0.4%
Huntington Ingalls Industries, Inc.	1,100	$247,214
OTHER COMMON STOCKS — 4.7%(a)(b)		$3,272,575
TOTAL COMMON STOCKS — 93.5% (Cost $49,980,489)		$64,424,265

FPA U.S. VALUE FUND, INC.
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019
(Unaudited)

CLOSED END FUND — 2.0%	Shares or Principal Amount	Fair Value
Altaba, Inc.(a) (Cost $1,357,091)	20,200	$1,401,274
BONDS & DEBENTURES
U.S. TREASURIES — 4.4%
U.S. Treasury Bills — 2.04% 7/18/2019	$700,000	$699,224
U.S. Treasury Notes — 0.75% 8/15/2019	1,000,000	998,172
U.S. Treasury Notes — 1.00% 8/31/2019	1,300,000	1,296,943
TOTAL U.S. TREASURIES (Cost $2,995,054)		$2,994,339
TOTAL BONDS & DEBENTURES — 4.4% (Cost $2,995,054)		$2,994,339
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $54,332,634)		$68,819,878
SHORT-TERM INVESTMENTS — 0.8%
State Street Bank Repurchase Agreement — 0.50% 7/1/2019 (Dated 06/28/2019, repurchase price of $553,023, collateralized by $555,000 principal amount U.S. Treasury Notes — 2.375% 2022, fair value $568,573)(c)	$553,000	$553,000
TOTAL SHORT-TERM INVESTMENTS (Cost $553,000)		$553,000
TOTAL INVESTMENTS — 100.7% (Cost $54,885,634)		$69,372,878
Other assets and liabilities, net — (0.7)%		(468,398)
NET ASSETS — 100.0%		$68,904,480

(a)  Non-income producing security.

(b)  As permitted by U.S. Securities and Exchange Commission regulations, "Other" Common Stocks include holdings in their first year of acquisition that have not previously been publicly disclosed.

(c)  Security pledged as collateral (See Note 7 of the Notes to Financial Statements).

FPA U.S. VALUE FUND, INC.
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019
(Unaudited)

Written Option Contracts

Description	Exercise Price	Expiration Date	Counterparty	Number of Contracts	Notional Amount	Premium	Fair Value
Calls
Amazon.com, Inc.	$2,025	01/17/2020	JP Morgan	8	$800	$82,515	$(80,472)
Cisco System, Inc.	58	10/18/2019	JP Morgan	121	12,100	30,105	(16,093)
Home Depot, Inc. (the)	210	01/17/2020	JP Morgan	17	1,700	16,302	(19,720)
Ingersoll-Rand plc	130	01/17/2020	JP Morgan	19	1,900	12,067	(12,160)
Madison Square Garden Co. (the)	310	12/20/2019	JP Morgan	17	1,700	22,640	(17,850)
Marriott International, Inc.	145	01/17/2020	JP Morgan	7	700	4,022	(5,390)
Marriott International, Inc.	140	01/17/2020	JP Morgan	9	900	6,999	(9,126)
Mastercard, Inc.	270	01/17/2020	JP Morgan	79	7,900	135,493	(129,560)
Microsoft Corp.	145	01/17/2020	JP Morgan	60	6,000	23,663	(25,800)
Microsoft Corp.	140	01/17/2020	JP Morgan	60	6,000	32,928	(38,400)
Netflix, Inc.	400	09/20/2019	JP Morgan	4	400	4,255	(4,864)
Netflix, Inc.	385	09/20/2019	JP Morgan	3	300	4,536	(5,355)
Paypal Holdings, Inc.	125	01/17/2020	JP Morgan	26	2,600	16,204	(13,572)
Paypal Holdings, Inc.	120	01/17/2020	JP Morgan	25	2,500	20,405	(17,600)
Salesforce.com, Inc.	170	01/17/2020	JP Morgan	34	3,400	50,790	(22,270)
Thermo Fisher Scientific, Inc.	300	01/17/2020	JP Morgan	12	1,200	16,226	(19,440)
Walt Disney Co. (the)	145	01/17/2020	JP Morgan	40	4,000	27,385	(28,600)
Total Written Options						$506,535	$(466,272)

See notes to financial statements.

FPA U.S. VALUE FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES

June 30, 2019
(Unaudited)

ASSETS
Investment securities — at fair value (identified cost $54,332,634)	$68,819,878
Short-term investments — at amortized cost (maturities 60 days or less)	553,000
Due from broker — OTC derivatives collateral	351,084
Cash	95
Receivable for:
Dividends and interest	81,206
Capital Stock sold	189
Prepaid expenses and other assets	436
Total assets	69,805,888
LIABILITIES
Written options, at value (premiums received $506,535)	466,272
Payable for:
Investment securities purchased	214,356
Capital Stock repurchased	49,823
Advisory fees	26,700
Accrued expenses and other liabilities	144,257
Total liabilities	901,408
NET ASSETS	$68,904,480
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — par value $0.01 per share; authorized 25,000,000 shares; 6,459,969 outstanding shares	$64,600
Additional Paid-in Capital	53,621,127
Distributable earnings	15,218,753
NET ASSETS	$68,904,480
NET ASSET VALUE
Offering and redemption price per share	$10.67

See notes to financial statements.

FPA U.S. VALUE FUND, INC.
STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2019
(Unaudited)

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $7,520)	$371,735
Interest	14,029
Total investment income	385,764
EXPENSES
Advisory fees	243,140
Legal fees	58,445
Director fees and expenses	54,616
Reports to shareholders	39,266
Transfer agent fees and expenses	35,710
Audit and tax services fees	26,475
Filing fees	19,353
Custodian fees	15,121
Administrative services fees	1,767
Other professional fees	1,600
Other	4,058
Total expenses	499,551
Reimbursement from Adviser	(89,551)
Net expenses	410,000
Net investment loss	(24,236)
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	1,085,743
Written options	4,134
Investments in foreign currency transactions	(53)
Net change in unrealized appreciation (depreciation) of:
Investments	11,524,456
Written options	7,898
Translation of foreign currency denominated amounts	(500)
Net realized and unrealized gain	12,621,678
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$12,597,442

See notes to financial statements.

FPA U.S. VALUE FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment loss	$(24,236)	$(14,029)
Net realized gain	1,089,824	279,065
Net change in unrealized appreciation (depreciation)	11,531,854	(6,622,260)
Net increase (decrease) in net assets resulting from operations	12,597,442	(6,357,224)
Distributions to shareholders	(171,576)	(832,396)
Capital Stock transactions:
Proceeds from Capital Stock sold	835,921	1,665,515
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	153,139	754,262
Cost of Capital Stock repurchased	(6,438,057)	(19,514,559)
Net decrease from Capital Stock transactions	(5,448,997)	(17,094,782)
Total change in net assets	6,976,869	(24,284,402)
NET ASSETS
Beginning of period	61,927,611	86,212,013
End of period	$68,904,480	$61,927,611
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold	81,057	168,266
Shares issued to shareholders upon reinvestment of dividends and distributions	14,447	75,651
Shares of Capital Stock repurchased	(637,387)	(1,937,852)
Change in Capital Stock outstanding	(541,883)	(1,693,935)

See notes to financial statements.

FPA U.S. VALUE FUND, INC.
FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Period

	Six Months Ended June 30, 2019		Year Ended December 31,
	(Unaudited)		2018	2017	2016	2015	2014
Per share operating performance:
Net asset value at beginning of period	$8.84		$9.91	$9.09	$9.36	$53.50	$49.53
Income from investment operations:
Net investment income (loss)*	—	**	— **	0.01	0.04	(0.01)	(0.08)
Net realized and unrealized gain (loss) on investment securities	1.86		(0.95)	0.86	(0.23)	(4.38)	8.08
Total from investment operations	1.86		(0.95)	0.87	(0.19)	(4.39)	8.00
Less distributions:
Dividends from net investment income	—		(0.02)	(0.05)	—	—	—
Distributions from net realized capital gains	(0.03)		(0.10)	—	(0.08)	(39.75)	(4.03)
Total distributions	(0.03)		(0.12)	(0.05)	(0.08)	(39.75)	(4.03)
Redemption fees	—		—	— **	— **	— **	— **
Net asset value at end of period	$10.67		$8.84	$9.91	$9.09	$9.36	$53.50
Total investment return***	21.00%		(9.81)%	9.52%	(2.00)%	(3.68)%	16.38%
Ratios/supplemental data:
Net assets, end of period (in $000's)	$68,904		$61,928	$86,212	$112,932	$166,636	$336,893
Ratio of expenses of average net assets:
Before reimbursement from Adviser	1.49	%†	1.37%	1.22%	1.20%	0.97%	0.94%
After reimbursement from Adviser	1.22	%†	1.20%	1.13%	1.11%	0.97%	0.94%
Ratio of net investment income to average net assets:
Before reimbursement from Adviser	(0.34	)%†	(0.19)%	0.05%	0.32%	(0.03)%	(0.16)%
After reimbursement from Adviser	(0.07	)%†	(0.02)%	0.14%	0.40%	(0.03)%	(0.16)%
Portfolio turnover rate	27	%†	79%	137%	115%	109%	5%

*  Per share amount is based on average shares outstanding.

**  Rounds to less than $0.01 per share.

***  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

†  Annualized.

See notes to financial statements.

FPA U.S. VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS

June 30, 2019
(Unaudited)

NOTE 1 — Significant Accounting Policies

FPA U.S. Value Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified, open-end, management investment company. The Fund's primary investment objective is long-term growth of capital. Current income is a secondary consideration. The Fund qualifies as an investment company pursuant to Financial Accounting Standard Board (FASB) Accounting Standards Codification (ASC) No. 946, Financial Services — Investment Companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America, ("U.S. GAAP"). The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Disclosure of Fair Value Measurements.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency fair value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the statement of operations.

C.  Use of Estimates

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

D.  Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2018-13, Fair Value Measurement (Topic 820) — Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. The amendments eliminate certain disclosure requirements for fair value measurements for all entities, requires public entities to disclose certain new information and modifies some disclosure requirements. The new guidance is effective for all entities for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. An entity is permitted to early adopt either the entire standard or only the provisions that eliminate or modify requirements. The Adviser is currently evaluating the impact of this new guidance on the Fund's financial statements.

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

FPA U.S. VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

Common Stocks and Other Securities: The prices of common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including; those directly involving companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. In addition, the Adviser's emphasis on a value-oriented investment approach generally results in the Fund's portfolio being invested primarily in medium or smaller sized companies. Smaller companies may be subject to a greater degree of change in earnings and business prospects than larger, more established companies, and smaller companies are often more reliant on key products or personnel than larger companies. The Fund's foreign investments are subject to additional risks such as, foreign markets could go down or prices of the Fund's foreign investments could go down because of unfavorable changes in foreign currency exchange rates, foreign government actions, social, economic or political instability or other factors that can adversely affect investments in foreign countries. These factors can also make foreign securities less liquid, more volatile and harder to value than U.S. securities. In light of these characteristics of smaller companies and their securities, the Fund may be subjected to greater risk than that assumed when investing in the equity securities of larger companies.

Repurchase Agreements: Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA or A by Standard & Poor's) or, if not rated by Moody's or Standard & Poor's, are of equivalent investment quality as determined by the Adviser. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its fair value equals or exceeds the current fair value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement ("MRA"). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty's bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a fair value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund's obligation under bankruptcy law to return the excess to the counterparty. Repurchase agreements outstanding at the end of the period are listed in the Fund's Portfolio of Investments.

NOTE 3 — Purchases and Sales of Investment Securities

Cost of purchases of investment securities (excluding short-term investments) aggregated $8,755,808 for the period ended June 30, 2019. The proceeds and cost of securities sold resulting in net realized gains of $1,089,824 aggregated $16,148,209 and $15,058,385, respectively, for the period ended June 30, 2019. Realized gains or losses are based on the specific identification method.

FPA U.S. VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE 4 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code (the "Code") and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

The cost of investment securities held at June 30, 2019, was $54,608,247 for federal income tax purposes. Gross unrealized appreciation and depreciation for all investment at June 30, 2019, for federal income tax purposes was $14,338,243 and $126,612, respectively resulting in net unrealized appreciation of $14,211,631. As of and during the period ended June 30, 2019, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The statute of limitations remains open for the last 3 years, once a return is filed. No examinations are in progress at this time.

NOTE 5 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement (the "Agreement"), advisory fees were paid by the Fund to First Pacific Advisors, LP (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of brokerage and research services, legal expenses related to portfolio securities, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

For the period ended June 30, 2019, the Fund paid aggregate fees and expenses of $54,616 to all Directors who are not affiliated persons of the Adviser.

NOTE 6 — Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities principally are traded, as of the close of business on that day. If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter ("OTC") market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. Short-term corporate notes with maturities of 60 days or less at the time of purchase are valued at amortized cost.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by the authority of the Fund's Board of Directors. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events

FPA U.S. VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs as noted above including spreads, cash flows, financial performance, prepayments, defaults, collateral, credit enhancements, and interest rate volatility. Level 3 values are based on significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of June 30, 2019:

Investments	Level 1	Level 2	Level 3	Total
Common Stocks
Internet Media	$11,347,155	—	—	$11,347,155
Consumer Finance	7,210,284	—	—	7,210,284
Aircraft & Parts	6,412,445	—	—	6,412,445
Infrastructure Software	4,403,265	—	—	4,403,265
E-Commerce Discretionary	4,198,178	—	—	4,198,178
Diversified Banks	3,983,127	—	—	3,983,127
Communications Equipment	3,297,305	—	—	3,297,305
Private Equity	2,324,308	—	—	2,324,308
Entertainment Content	1,838,160	—	—	1,838,160
Application Software	1,711,422	—	—	1,711,422
Defense Primes	1,325,902	—	—	1,325,902
Managed Care	1,302,492	—	—	1,302,492
Home Products Stores	1,184,883	—	—	1,184,883
Entertainment Facilities	1,126,759	—	—	1,126,759
Cable & Satellite	1,120,420	—	—	1,120,420
Rail Freight	930,105	—	—	930,105
Cruise Lines	816,215	—	—	816,215
Medical Devices	792,576	—	—	792,576
Internet Based Services	787,378	—	—	787,378
Life Science Equipment	690,148	—	—	690,148
Commercial & Residential Building Equipment & Systems	678,522	—	—	678,522
Courier Services	583,476	—	—	583,476
Institutional Brokerage	549,816	—	—	549,816
Apparel, Footwear & Accessory Design	468,178	—	—	468,178

FPA U.S. VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

Investments	Level 1	Level 2	Level 3	Total
Electrical Components	$402,276	—	—	$402,276
Health Care Services	386,160	—	—	386,160
Hotels, Restaurants & Leisure	378,783	—	—	378,783
Information Technology Services	369,540	—	—	369,540
Managed Health Care	285,198	—	—	285,198
Industrials	247,214	—	—	247,214
Other Common Stocks	3,272,575	—	—	3,272,575
Closed End Fund
Internet Media	1,401,274	—	—	1,401,274
U.S. Treasuries	—	$2,994,339	—	2,994,339
Short-Term Investment	—	553,000	—	553,000
	$65,825,539	$3,547,339	—	$69,372,878
Equity Options (equity risk)	$(466,272)	—	—	$(466,272)

Transfers of investments between different levels of the fair value hierarchy are recorded at fair value as of the end of the reporting period. There were no transfers between Levels 1, 2, or 3 during the period ended June 30, 2019.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current fair value.

During the period ended June 30, 2019, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts			Written options, at value	$(466,272)
Total				$(466,272)

FPA U.S. VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain on written options/Net change in unrealized appreciation (depreciation) on written options	$4,134	$7,898
Total		$4,134	$7,898

The following table represents the average monthly volume of the Fund's derivative transactions during the period ended June 30, 2019:

Written Options
Average notional amount	$15,860

NOTE 7 — Collateral Requirements

FASB Accounting Standards Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Fund discloses both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Fund discloses collateral received and posted in connection with master netting agreements or similar arrangements.

The following table presents the Fund's OTC derivative assets, liabilities and master repurchase agreements by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of June 30, 2019:

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Assets (Liabilities) in the Statement of Assets and Liabilities	Collateral (Received) Pledged		Assets (Liabilities) Available for Offset	Net Amount of Assets and (Liabilities)*
State Street Bank and Trust Company:
Repurchase Agreement	$553,000	$(553,000	)**	—	—
JPMorgan Chase & Co.:
Call Options Written	$(466,272)	—		—	$(466,272)

*  Represents the net amount receivable (payable) from the counterparty in the event of default.

**  Collateral with a value of $568,573 has been received in connection with a master repurchase agreement. Excess of collateral received from the individual master repurchase agreement is not shown for financial reporting purposes.

FPA U.S. VALUE FUND, INC.
SHAREHOLDER EXPENSE EXAMPLE

June 30, 2019 (Unaudited)

Fund Expenses

Mutual fund shareholders generally incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the  period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Even though the Fund does not charge transaction fees, if you purchase shares through a broker, the broker may charge you a fee. You should evaluate other mutual funds' transaction fees and any applicable broker fees to assess the total cost of ownership for comparison purposes.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value December 30, 2018	$1,000.00	$1,000.00
Ending Account Value June 30, 2019	$1,210.00	$1,018.74
Expenses Paid During Period*	$6.69	$6.11

*  Expenses are equal to the Fund's annualized expense ratio of 1.22%, multiplied by the average account value over the period and prorated for the six-months ended June 30, 2019 (181/365 days).

FPA U.S. VALUE FUND, INC.
DIRECTOR AND OFFICER INFORMATION

(Unaudited)

Sandra Brown, Mark L. Lipson, Alfred E. Osborne, Jr., A. Robert Pisano, and Patrick B. Purcell are all Directors of the Fund who are not "interested persons" of the Fund, as that term is defined in the 1940 Act (collectively, the "Independent Directors"). Directors serve until their resignation, removal or retirement. The Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request by calling (800) 982-4372.

Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Year First Elected as Director of the Fund	Principal Occupation(s) During the Past Five Years	Number of FPA Funds Overseen by Director	Other Directorships Held by Director During the Past Five Years
Independent Directors
Sandra Brown, 1955	Director	2016	Consultant (since 2009). Formerly, CEO and President of Transamerica Financial Advisers, Inc. (1999-2009); President, Transamerica Securities Sales Corp. (1998-2009); Vice President, Bank of America Mutual Fund Administration (1990-1998). Director/Trustee of FPA Capital, Inc., FPA Funds Trust, FPA New Income, Inc., FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc. and Source Capital, Inc. (since October 2016).	8	None
Mark L. Lipson, 1949	Director & Chairman	2015	Registered Investment Adviser, ML2 Advisors, LLC (since 2014). Formerly Managing Director, Bessemer Trust (2007-2014) and US Trust (2003-2006); Chairman and CEO of the Northstar Mutual Funds (1993-2001); and President and CEO of the National Mutual Funds (1988-1993). Director/Trustee of FPA Capital, Inc., FPA Funds Trust, FPA New Income, Inc., FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc. and Source Capital, Inc. (since October 2015).	8	None
Alfred E. Osborne, Jr., 1944	Director	2013	Senior Associate Dean (since July 2019), Professor and Faculty Director (since July 2018), Interim Dean (July 2018-June 2019), Price Center for Entrepreneurship and Innovation at the John E. Anderson School of Management at UCLA. Dr. Osborne has been at UCLA since 1972. Director/Trustee of FPA Capital Fund, Inc. and FPA New Income, Inc. (since 1999), of FPA Funds Trust (since 2002), of FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc. and Source Capital, Inc. (since 2013).	8	Kaiser Aluminum, and Wedbush, Inc.

FPA U.S. VALUE FUND, INC.
DIRECTOR AND OFFICER INFORMATION (Continued)

(Unaudited)

Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Year First Elected as Director of the Fund	Principal Occupation(s) During the Past Five Years	Number of FPA Funds Overseen by Director	Other Directorships Held by Director During the Past Five Years
A. Robert Pisano, 1943	Director	2012	Consultant (since 2012). Formerly, President and Chief Operating Officer of The Motion Picture Association of America, Inc. (October 2005-2011). Formerly, National Executive Director and Chief Executive Officer of The Screen Actors Guild (2001-2005). Director/Trustee of FPA Paramount Fund, Inc. and FPA U.S. Value Fund, Inc. (since 2012), and of FPA Capital, Inc., FPA Funds Trust, FPA New Income, Inc. and Source Capital, Inc. (since 2013).	8	Resources Global Professionals
Patrick B. Purcell, 1943	Director	2012	Retired (since 2000). Formerly, Consultant to Paramount Pictures 1998-2000; Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures (1983-1998). Director/Trustee of FPA Capital, Inc., FPA Funds Trust and FPA New Income, Inc. (since 2006), of Source Capital, Inc. (since 2010), of FPA U.S. Value Fund, Inc. and FPA Paramount Fund, Inc. (since 2012).	8	None
"Interested" Director(2)
J. Richard Atwood, 1960	Director	2016	Director and President of FPA GP, Inc., the General Partner of the Adviser (since October 2018). Director/Trustee of each FPA Fund (since 2016). President of each FPA Fund (since 2015). Formerly, Managing Partner of FPA (2006-2018). Formerly, until 2015, Treasurer of each FPA Fund for more than the past five years.	8	None

(1)  The address of each Director is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025.

(2)  "Interested person" within the meaning of the 1940 Act by virtue of their affiliation with the Fund's Adviser.

FPA U.S. VALUE FUND, INC.
DIRECTOR AND OFFICER INFORMATION (Continued)

(Unaudited)

Officers of the Fund. Officers of the Fund are elected annually by the Board.

Name, Address(1) and Year of Birth	Position with Fund	Year First Elected as Officer of the Fund	Principal Occupation(s) During the Past Five Years
Gregory Nathan, 1980	Vice President and Portfolio Manager	2015	Managing Director of FPA (since May 2015); Vice President of FPA (January 2007- April 2015).
J. Richard Atwood, 1960	President	1997

Director and President of FPA GP, Inc., the General Partner of FPA (since October 2018). Director/Trustee of each FPA Fund (since May 2016). President of each FPA Fund (since February 2015). Formerly, Managing Partner of FPA (2006-2018). Formerly, until February 2015, Treasurer of each FPA Fund for more than the past five years.

Karen E. Richards, 1969	Chief Compliance Officer	2019

Chief Compliance Officer of FPA (since August 2018). Formerly, Deputy Chief Compliance Officer of First Republic Investment Management, LLC (from February 2016 to March 2018), and Vice President, Senior Compliance Officer of Pacific Investment Management Company (from June 2010 to January 2016).

E. Lake Setzler III, 1967	Treasurer	2006

Senior Vice President (since January 2013) and Controller of FPA; and Treasurer of each FPA Fund (since February 2015). Formerly, until February 2015, Assistant Treasurer of each FPA Fund (February 2006 to February 2015).

Rebecca D. Gilding, 1979	Secretary	2019

Vice President and Counsel, State Street Bank and Trust Company (since April 2016). Formerly, Assistant Vice President and Associate Counsel, Brown Brothers Harriman & Co. (September 2013 to April 2016).

(1)  The address for each Officer (except Ms. Gilding) is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025. Ms. Gilding's address is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111.

FPA U.S. VALUE FUND, INC.

(Unaudited)

INVESTMENT ADVISER

First Pacific Advisors, LP
11601 Wilshire Boulevard, Suite 1200
Los Angeles, CA 90025

TRANSFER & SHAREHOLDER SERVICE AGENT

UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175
or
235 West Galena Street
Milwaukee, WI 53212-3948
(800) 638-3060

CUSTODIAN AND ADMINISTRATOR

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

TICKER SYMBOL: FPPFX
CUSIP: 302548102

DISTRIBUTOR

UMB Distribution Services, LLC
235 West Galena Street
Milwaukee, Wisconsin 53212-3948

LEGAL COUNSEL

Dechert LLP
One Bush Street, Suite 1600
San Francisco, California 94104

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
725 South Figueroa Street
Los Angeles, California 90017

This report has been prepared for the information of shareholders of FPA U.S. VALUE FUND, INC., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. The financial information included in this report has been taken from the records of the Fund without examination by independent auditors.

A description of the policies and procedures that the Adviser uses to vote proxies related to the Fund's portfolio securities is set forth in the Fund's Statement of Additional Information which is available without charge, upon request, on the Fund's website at www.fpa.com or by calling (800) 982-4372 and on the Securities and Exchange Commission's website at www.sec.gov.

The Fund's complete proxy voting record for the 12 months ended June 30, 2019 is available without charge, upon request by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. To obtain Form N-Q from the Fund, shareholders can call (800) 982-4372.

Additional information about the Fund is available online at www.fpa.com. This information includes, among other things, holdings, top sectors, and performance, and is updated on or about the 15th business day after the end of each quarter.

Item 2.  Code of Ethics.

Not applicable to this semi-annual report.

Item 3.  Audit Committee Financial Expert.

Not applicable to this semi-annual report.

Item 4.  Principal Accountant Fees and Services.

Not applicable to this semi-annual report.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to this semi-annual report.

Item 6.  Investments.

(a)                                 Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)                                 Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors.

Item 11.  Controls and Procedures.

(a)                                 The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)                                 There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13.  Exhibits.

(a)(1)                  Not applicable.

(a)(2)                  The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3)                  Not applicable.

(a)(4)                  Not applicable.

(b)                                 The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FPA U.S. VALUE FUND, INC.

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date:	August 29, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date:	August 29, 2019

By:	/s/ E. Lake Setzler III
E. Lake Setzler III
Treasurer (principal financial officer)

Date:	August 29, 2019